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                                                                    Exhibit 10.1


                                AMENDED BY-LAWS*

                                       OF

                             BED BATH & BEYOND INC.
                            (A NEW YORK CORPORATION)


                               ARTICLE I - OFFICES

               The Corporation may have such offices within and without the State of New York as the Board of Directors may from time to time determine or the business of the Corporation may require.


                      ARTICLE II - MEETINGS OF SHAREHOLDERS

               SECTION 1. PLACE OF MEETINGS. All meetings of the shareholders shall be held at such place within or without the State of New York as the Board of Directors may from time to time determine.

               SECTION 2. ANNUAL MEETINGS. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date and at such hour as shall from time to time be fixed by the Board of Directors. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled annual meeting of shareholders.

               SECTION 3. SPECIAL MEETINGS. Special meetings of the shareholders for any purpose or purposes shall be called and may be held at any time upon the written request of the Board of Directors, the Chairman or the President. Any such request shall state the purpose or purposes of the proposed meeting. The business transacted at any special meeting shall be confined to the purposes stated in the notice of the meeting. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled special meeting of shareholders.

               SECTION 4. NOTICE OF MEETINGS. Written notice of each annual and special meeting of shareholders shall state the date, time, place and purpose or purposes of each such meetings of shareholders and, unless it is the annual meeting, shall indicate that it is being issued at the direction of the person or persons requesting the meeting.

----------

        *As amended through June 28, 2001



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               SECTION 5. FIXING RECORD DATE. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or to express consent to or dissent from any taking of corporate action without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be less than ten (10) nor more than sixty (60) days before the date of any such meeting, nor more than sixty (60) days before any other action. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section 4, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting or further notice is required by statute. If no record date is fixed, it shall be determined by statute.

               SECTION 6. QUORUM. Unless otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the votes of shares issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders for the transaction of business. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders. At any time a quorum is not present at a meeting of the shareholders, a majority of the shareholders present in person or by proxy and entitled to vote thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting of the place, date and hour of the adjourned meeting, until a quorum shall be present, and at the adjourned meeting at which a quorum is present any business may be transacted that might have been transacted at the meeting as originally called.

               SECTION 7. WAIVERS. Notice of meeting need not be given to any shareholder who signs and submits a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by such shareholder.

               SECTION 8. PROXIES. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or other persons to act for him or her by proxy, in the manner and to the extent provided by statute.

               SECTION 9. QUALIFICATION OF VOTERS. Every shareholder of record shall be entitled at every meeting of the shareholders to one vote for each share standing in his or her name on the record of shareholders of the Corporation, unless otherwise provided by statute, by the Certificate of Incorporation or by these By-laws.

               SECTION 10. ORDER OF BUSINESS. For business properly to be brought before a meeting by a shareholder (including, without limitation, the nomination of a person or persons to the Board of Directors), the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of a special meeting of shareholders, not fewer than sixty (60) days or more than ninety (90) days prior to the



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meeting at which such business will be considered; provided, however, that, if fewer than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the earlier of (i) the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made or (ii) the last business day prior to the meeting date; and (b) in the case of an annual meeting of shareholders, not fewer than one hundred twenty (120) days in advance of the date on which the Corporation first mailed its proxy materials for the previous year's annual meeting of shareholders; provided, however, that if the date of the annual meeting has changed by more than thirty (30) days from the prior year, notice by the shareholder to be timely must be received not later than the close of business on the later of (i) one hundred twenty (120) days prior to the date of first mailing the proxy materials for the current year or (ii) the tenth day following the day on which public disclosure of such changed meeting date was made. To be in proper written form, a shareholder's notice to the Secretary shall set forth in writing as to each matter the shareholder proposes to bring before the meeting: (w) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (x) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business; (y) the class and number of shares of the Corporation that are held of record and that are beneficially owned by such shareholder; and (z) any material interest of such shareholder in such business. If the business proposed to be brought before the meeting by a shareholder involves the nomination of a person or persons to the Board of Directors, the notice to the Secretary also shall set forth all the information relating to the person or persons that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934. Notwithstanding anything else in these By-laws to the contrary, no business shall be conducted at a meeting of shareholders that contravenes the procedures set forth in this Section 10. The chairman of a meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 10 and, if the chairman of the meeting should so determine, any such business not properly brought before the meeting shall not be transacted and a declaration to such effect shall be made to the meeting. The Board of Directors of the Company shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the Company and their duly authorized and constituted proxies, and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comment by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless, and to the extent, otherwise determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

               SECTION 11. VOTING. Unless otherwise provided by statute or by the Certificate of Incorporation, all elections for directors shall be determined by a plurality of the votes cast, whether in person or by proxy, at a meeting of shareholders by the holders of shares entitled to vote in the



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election, and all other corporate action shall be by a majority of the votes properly cast at a meeting of shareholders, whether in person or by proxy. All voting for the election of directors shall be by ballot.

               SECTION 12. LIST OF SHAREHOLDERS. A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of the election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

               SECTION 13. INSPECTORS OF ELECTION. Prior to the holding of each annual or special meeting of the shareholders, one or more inspectors of election to serve thereat shall be appointed by the Board of Directors, or, if the Board shall not have made such appointment, by the Chairman of the Board or the President. If there shall be a failure to appoint an inspector, or if, at any such meeting, the inspector or inspectors so appointed shall be absent or shall fail to act or the office shall become vacated, the chairman of the meeting may, and at the request of a shareholder present in person and entitled to vote at such meeting shall, appoint such inspector or inspectors of election to act thereat. The inspector or inspectors of election so appointed to act at any meeting of the shareholders, before entering upon the discharge of their duties, shall be sworn faithfully to execute the duties of inspector at such meeting, with strict impartiality and according to the best of his or her ability, and the oath so taken shall be subscribed by such inspector. Such inspector or inspectors of election shall take charge of the polls, and, after the voting on any question, shall make a certificate of the results of the vote taken. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be shareholders.


                        ARTICLE III - BOARD OF DIRECTORS

               SECTION 1. NUMBER, QUALIFICATION AND TERM OF OFFICE. The business of the Corporation shall be managed under the direction of the Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors. The directors need not be residents of the State of New York and need not be shareholders. No decrease in the number of directors shall shorten the term of an incumbent director. Members of the Board of Directors shall be elected at each annual meeting of shareholders in accordance with and subject to the provisions of the Certificate of Incorporation. Directors so elected shall serve until their successors have been elected and qualified or until an earlier resignation, removal or other displacement from office as provided in these By-laws.

               SECTION 2. PLACE OF MEETINGS. The Board of Directors may hold its meetings, regular or special, at such place or places, within or without the State of New York, as the Board of Directors may from time to time determine or as may be specified in the notice of any meeting.



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               SECTION 3. ANNUAL MEETINGS. An annual meeting of the Board of
Directors shall be held following the annual meeting of the shareholders for the purposes of electing officers of the Corporation and the committees of the Board of Directors and transacting any other business which may properly come before the meeting. Notice of annual meetings of the Board of Directors need not be given in order legally to constitute the meeting, provided a quorum shall be present.

               SECTION 4. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at times and dates fixed by the Board or at such other times and dates as the Chairman or President shall determine and as shall be specified in the notice of such meetings. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-laws.

               SECTION 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Secretary of the Corporation upon the written request of the Chairman or President or any two directors.

               SECTION 6. NOTICE OF MEETINGS. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this
Section 6, which notice shall state the time, place and, if required by statute or these By-laws, the purposes of such meeting. Notice of each such meeting shall be mailed, postage thereon prepaid, to each director, by first-class mail, at least four days before the day on which such meeting is to be held, or shall be sent by facsimile transmission or comparable medium, or be delivered personally or by telephone, at least twenty-four hours before the time at which such meeting is to be held. Any meeting of the Board of Directors shall be a legal meeting without notice thereof having been given, if all the directors of the Corporation then holding office shall be present thereat.

               SECTION 7. WAIVERS. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the meeting or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by such director.

               SECTION 8. QUORUM. Unless otherwise provided by statute, the Certificate of Incorporation or these By-laws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business or of any specified item of business. At any time a quorum is not present at a meeting of the Board of Directors, a majority of the directors participating may adjourn the meeting from time to time until a quorum shall be present thereat; and notice of any adjournment to another time or place shall be given to the directors who were absent at the time of the adjournment and, unless the new time and place are announced at the meeting to be adjourned, to the other directors.

               SECTION 9. MEETING PARTICIPATION WITHOUT PHYSICAL PRESENCE. Any one or more members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of such committee by means of conference telephone or similar



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communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

               SECTION 10. ACTION OF THE BOARD. Unless otherwise provided by statute, the Certificate of Incorporation or these By-laws, the vote of a majority of the directors at any meeting at which a quorum is present shall be the act of the Board of Directors. Each director shall have one vote regardless of the number of shares, if any, which he or she may hold.

               SECTION 11. ACTION BY CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of such committee consent in writing to the adoption of a resolution authorizing such action. The written consent or consents to each such action, including the resolutions adopted thereby, shall be filed with the minutes of the proceedings of the Board of Directors or of the committee taking such action.

               SECTION 12. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees, each consisting of one (1) or more directors, and each of which shall have all the authority of the Board of Directors to the extent provided in the resolution, except as otherwise provided by statute. Each such committee shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors as and when requested by the Board and shall observe such other procedures with respect to its meetings as are provided in these By-laws or, to the extent not provided herein, as may be provided by the Board of Directors in the resolution appointing such committee or as may be adopted by the Board of Directors thereafter.

               SECTION 13. REMOVAL. Unless otherwise provided by statute, any or all directors may be removed for cause by vote of the shareholders or by action of the Board of Directors at a special meeting called for that purpose.

               SECTION 14. RESIGNATION. Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and acceptance of the resignation shall not be necessary to make it effective.

               SECTION 15. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason shall be filled in accordance with and subject to the provisions of the Certificate of Incorporation.

               SECTION 16. COMPENSATION. The Board of Directors, by resolution and irrespective of any personal interest of any of its members, shall have the authority to establish reasonable compensation and fix reimbursement for reasonable expenses of all directors for their services to the Corporation as directors, officers or otherwise.



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                              ARTICLE IV - OFFICERS

               SECTION 1. OFFICERS. The officers of the Corporation shall include the Chairman, the President, one or more Vice Presidents (one or more of whom may be designated as Executive Vice Presidents or as Senior Vice Presidents or by other designations), the Secretary, the Treasurer and such other officers as the Board of Directors may from time to time deem necessary, each of whom shall have such duties, powers and functions as provided in these By-laws and as may be determined from time to time by resolution of the Board of Directors. Two or more offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity. Each of the officers shall, when requested, consult with and advise the other officers of the corporation.

               SECTION 2. ELECTION OR APPOINTMENT AND TERM OF OFFICE. Each officer shall be elected or appointed by the Board of Directors to hold office until the next annual meeting of the Board of Directors and until his or her successor is elected or appointed and qualified, or until such earlier date as shall be prescribed by the Board of Directors at the time of his or her election or appointment or until an earlier resignation, removal or displacement from office. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by vote of a majority of the Board of Directors.

               SECTION 3. VACANCIES. In the event of the resignation, removal or other displacement from office of an officer elected or appointed by the Board of Directors, the Board, in its sole discretion, may elect or appoint a successor to fill the unexpired term.

               SECTION 4. THE CHAIRMAN. The Chairman shall, together with the President, have general direction over the day-to-day business of the Corporation, subject to the control and direction of the Board of Directors. The Chairman shall, when present, preside as chairman at all meetings of the shareholders and of the Board of Directors. The Chairman shall, in the absence or incapacity of the President, perform all duties and functions and exercise all the powers of the President. The Chairman shall also have such other powers and perform such other duties required by statute or by these By-laws or as the Board of Directors may from time to time determine. Any reference to the Chairman in these By-laws shall be deemed to mean, if there are Co-Chairmen, either Co-Chairman, each of whom may exercise the full powers and authorities of the office.

               SECTION 5. THE PRESIDENT. The President shall, together with the Chairman, have general direction over the day-to-day business of the Corporation, subject to the control and direction of the Board of Directors. In the absence of the Chairman, the President shall preside at meetings of the shareholders and of the Board of Directors. The President shall, in the absence or incapacity of the Chairman, perform all duties and functions and exercise all the powers of the Chairman. The President shall also have such other powers and perform such other duties required by statute or by these By-laws or as the Board of Directors may from time to time determine.

               SECTION 6. VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or be delegated to him or her by the Chairman or by the President. In the absence or inability to



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perform of the Chairman and the President, the Vice President (or if there is more than one Vice President, then the Executive Vice President) shall have all the powers and functions of the President.

               SECTION 7. TREASURER. The Treasurer shall have the safekeeping and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all money and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation under the direction of the President or the Chairman, taking proper vouchers for such disbursements, and render to the President and the Chairman at the annual and regular meetings of the Board of Directors, or whenever the President or the Chairman require it, an account of all transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall make a full financial report at the annual meeting of shareholders. The Treasurer shall also have such other powers and perform such other duties incident to the office of Treasurer required by statute or by these By-laws or as the Board of Directors may from time to time determine.

               SECTION 8. SECRETARY. The Secretary shall keep or cause to be kept in one or more books provided for such purpose, the minutes of all meetings of the Board of Directors, shareholders and committees of the Board of Directors, see that all notices are duly given in accordance with the provisions of these By-laws and as required by law and see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed. The Secretary shall also have such other powers and perform such other duties incident to the office of Secretary required by law or by these By-laws or as the Board of Directors may from time to time determine.

               SECTION 9. DESIGNATED OFFICERS. (a) Chief Executive Officer. Either the Chairman or the President, or both, as the Board of Directors may designate, shall be the Chief Executive Officer of the Corporation. The officer so designated shall have, in addition to the powers and duties applicable to his or her office set forth in this Article IV, general and active supervision and direction over the business and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the control of the Board of Directors. The Chief Executive Officer shall also have such other powers and duties incident to the designated position of Chief Executive Officer as the Board of Directors may from time to time determine. Any reference to the Chief Executive Officer in these By-laws shall be deemed to mean, if there is a Co-Chief Executive Officer, either Co-Chief Executive Officer, each of whom may exercise the full powers and authorities of the designated position of Chief Executive Officer.

                      (b) Other Designated Officers. The Board of Directors may from time to time designate officers to serve as Chief Financial Officer, Chief Accounting Officer and other such designated positions and to fulfill the responsibilities of such designated positions in addition to the powers and duties applicable to his or her office as set forth in this Article IV. Such designated officers shall also have such other powers and duties incident to his or her designated position as the Board of Directors may from time to time determine.



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               SECTION 10. COMPENSATION. The salaries and other compensation of all officers elected by the Board of Directors shall be fixed from time to time by or under the direction of the Board of Directors.


              ARTICLE V - INDEMNIFICATION OF DIRECTORS AND OFFICERS

               The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any director (and may indemnify any officer) made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including reasonable attorneys' fees incurred as a result of such action or proceeding, or any appeal therein; provided that to the extent prohibited by applicable law no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. The right to indemnification pursuant to this Article V is intended to be retroactive and shall, to the extent permitted by applicable law, be available with respect to events occurring prior to the adoption hereof and shall continue to exist after any future rescission or restrictive modification hereof with respect to any alleged cause of action that accrues, or any other incident or matter that occurs, prior to such rescission or modification.


                               ARTICLE VI - SHARES

               SECTION 1. CERTIFICATES FOR SHARES. The certificates for shares of the Corporation shall be in such form as shall be determined by the Board of Directors, and shall be numbered and entered in the books of the Corporation as they are issued. Each certificate shall exhibit the registered holder's name, the number and class of shares, and the designation of any series, if any, that it evidences, and shall set forth such other statements as may be required by statute. Each certificate shall be signed by the Chairman or the President and by the Secretary or the Treasurer, any or all of whose signatures may be facsimile if such certificate is countersigned by a transfer agent or registered by a registrar. Each certificate may be sealed with the seal of the Corporation or a facsimile thereof. In case any one or more of the officers who have signed or whose facsimile signatures appear on any such certificate shall cease to be such officer or officers of the Corporation, whether because of resignation, removal or other displacement from office, before such certificate is issued and delivered, it may nonetheless be issued and delivered with the same effect as if such officer or officers had continued in office.



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               SECTION 2. LOST, MUTILATED, STOLEN OR DESTROYED CERTIFICATES. The
Board of Directors may direct a new certificate or new certificates be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, mutilated, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost, mutilated, stolen or destroyed.

               SECTION 3. TRANSFER AGENT AND REGISTRAR; REGULATIONS. The Board of Directors may appoint transfer agents or registrars, or both, and may require all share certificates to bear the signature of either or both. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the Corporation.

               SECTION 4. TRANSFER OF SHARES. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue or cause the transfer agent to issue a new certificate to the person entitled thereto, shall cancel the old certificate and shall record such transfer upon the books of the corporation.

               SECTION 5. CANCELLATION OF CERTIFICATES. Each certificate for shares to be canceled shall be marked "CANCELED" across the face thereof by the Secretary, with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of issue. The canceled certificate should be inserted thereafter in the certificate book.

               SECTION 6. CONTINGENT INTEREST IN SHARES. No entry shall be made in the books of the Corporation or on any certificate for shares that any person is entitled to any future, limited or contingent interest in any share.

               SECTION 7. UNCERTIFICATED SHARES. The Board of Directors may in its discretion authorize the issuance of shares which are not represented by certificates and provide for the registration and transfer thereof on the books and records of the Corporation or any transfer agent or registrar so designated.

               SECTION 8. SHAREHOLDER RECORDS. The names and addresses of the persons to whom shares are issued, and the number of shares and the dates of issue and any transfer thereof, whether in certificated or uncertificated form, shall be entered on records kept for that purpose. The stock transfer records and the blank stock certificates shall be kept by the transfer agent, or by the treasurer, or such other officer as shall be designated by the Board of Directors for that purpose.



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                              ARTICLE VII - GENERAL

               SECTION 1. FISCAL YEAR. The fiscal year of the Corporation shall be fixed and may from time to time be changed by resolution of the Board of Directors.

               SECTION 2. SEAL. The seal of the Corporation, if any, shall be circular in form and bear the name of the Corporation, the year of its organization and the words "Corporate Seal New York." The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced directly on the instrument or writing to be sealed.

               SECTION 3. INSTRUMENTS AND DOCUMENTS. All corporate instruments and documents shall be signed, countersigned, executed, verified or acknowledged by such officers or other person or persons as the Board of Directors may from time to time designate.

               SECTION 4. AMENDMENTS. These By-laws may be amended or repealed or new By-laws may be adopted by the shareholders at any annual or special meeting if the notice thereof mentions that amendment or repeal or the adoption of new By-laws is one of the purposes of such meeting; provided, however, that the provisions of the By-laws relating to the Board of Directors and meetings of shareholders may be amended or modified only by (i) the affirmative vote of the holders of at least 80% of voting power of all the then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors, voting together as a single class, or (ii) the affirmative vote of a majority of the total number of directors then in office. These By-laws may also be amended or repealed or new By-laws may be adopted by the affirmative vote of a majority of the Board of Directors given at any meeting, if the notice thereof mentions that amendment or repeal or the adoption of new By-laws is one of the purposes of such meeting. If any By-laws relating to the election of directors or meetings of shareholders are amended, notice of such amendment shall be given to shareholders to the extent required.



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